EXHIBIT 99.1

Integer Holdings Corporation Enhances Capitalization Structure with the Closing of $1.0 Billion Convertible Senior Notes Offering

~ Strategic transaction to create revolver capacity ~
~ Immediately accretive to 2025 adjusted earnings on meaningfully lower interest expense ~

PLANO, Texas, March 18, 2025 (GLOBE NEWSWIRE) -- Integer Holdings Corporation (the “Company”) (NYSE: ITGR), a leading medical device contract development and manufacturing organization, announces the closing of its offering of $1.0 billion aggregate principal amount of 1.875% convertible senior notes due 2030 (the “Notes”). In response to strong investor demand at attractive terms, the Company upsized the initial offering of $750 million aggregate principal amount of the Notes to $875 million and the initial purchasers fully exercised their option to purchase an additional $125 million aggregate principal amount of the Notes.

“This transaction creates revolver capacity to enable us to continue executing our strategy while reducing our interest costs by meaningfully increasing the percentage of our debt at substantially lower interest rates,” said Joe Dziedzic, president and CEO. “We believe the strong demand from investors for this convertible bond offering demonstrates investors’ confidence in Integer’s strategy and financial strength.”

“This transaction is expected to be immediately accretive to 2025 adjusted earnings from lower interest expense of approximately $12 million, based on today’s outstanding debt and current interest rates,” said Diron Smith, executive vice president and CFO. “We accomplished our strategic objective of enhancing our capitalization structure by creating revolver capacity to continue our tuck-in acquisition strategy. We remain committed to our targeted leverage range of 2.5 to 3.5 times adjusted EBITDA. In addition, the structure of the Notes and the associated capped calls also protect investors by mitigating potential dilution in the future.”

The Company estimates that the aggregate net proceeds from this offering will be $976.1 million after deducting the initial purchasers’ discounts and estimated offering expenses payable by the Company. The net proceeds from the transaction will be used to pay costs associated with capped call transactions related to the Notes, exchange a portion of the Company’s outstanding 2.125% convertible senior notes due 2028 (the “Existing Convertible Notes”), and to fully repay outstanding borrowings and accrued interest under the Company’s revolving credit facility. The Company intends to use the remainder of the net proceeds to repay outstanding borrowings and accrued interest under the Company’s “term A” loan.

Upon conversion, the principal amount of the Notes will be paid in cash. As a result of the related capped call transactions, dilution upon a conversion of the Notes will be mitigated by the increased effective conversion price of the Notes to $189.44, a premium of 60% over the closing sale price of the Company’s common stock of $118.40 per share on March 13, 2025. The Company will have the option to further minimize dilution in the future by electing to deliver the value of any conversion obligation owed in excess of the principal amount of the Notes in cash, or a combination of cash and shares.

About Integer®
Integer Holdings Corporation (NYSE: ITGR) is one of the largest medical device contract development and manufacturing organizations (CDMO) in the world, serving the cardiac rhythm management, neuromodulation, and cardio and vascular markets. As a strategic partner of choice to medical device companies and OEMs, the Company is committed to enhancing the lives of patients worldwide by providing innovative, high-quality products and solutions. The Company's brands include Greatbatch Medical® and Lake Region Medical®.

Investor Relations:
Kristen Stewart
551.337.3973
kristen.stewart@integer.net

Media Relations:
Kelly Butler
469.731.6617
kelly.butler@integer.net

Forward-Looking Statements
Some of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. The Company has based these forward-looking statements on its current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements regarding expected impact of the offering on 2025 adjusted earnings, relating to the offering, the use of net proceeds from the offering, the capped call transactions, and the note exchange transactions.

You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and the Company’s prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary factors. The Company disclaims any obligation to publicly update or revise the forward-looking statements made in this press release as a result of new information, future events or otherwise, except as required by law.

While it is not possible to create a comprehensive list of all factors that may cause actual results to differ from results expressed or implied by such forward-looking statements or that may affect the Company’s future results, some of these factors and other risks and uncertainties that arise from time to time are described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K and in its other periodic filings with the SEC and include the following:

  operational risks, such as the Company’s dependence upon a limited number of customers; pricing pressures and contractual pricing restraints the Company faces from customers; its reliance on third-party suppliers for raw materials, key products and subcomponents; interruptions in its manufacturing operations; its ability to attract, train and retain a sufficient number of qualified associates to maintain and grow its business; the potential for harm to its reputation and competitive advantage caused by quality problems related to its products; its dependence upon its information technology systems and its ability to prevent cyber-attacks and other failures; global climate change and the emphasis on environmental, social and governance matters by various stakeholders; its dependence upon its senior management team and key technical personnel; and consolidation in the healthcare industry resulting in greater competition;
  strategic risks, such as the intense competition the Company faces and its ability to successfully market its products; its ability to respond to changes in technology; its ability to develop new products and expand into new geographic and product markets; and its ability to successfully identify, make and integrate acquisitions to expand and develop its business in accordance with expectations;
  financial and indebtedness risks, such as the Company’s ability to accurately forecast future performance based on operating results that often fluctuate; its significant amount of outstanding indebtedness and its ability to remain in compliance with financial and other covenants under the credit agreement governing its senior secured credit facilities;
  economic and credit market uncertainties that could interrupt the Company’s access to capital markets, borrowings or financial transactions; the conditional conversion feature of the Existing Convertible Notes or the Notes adversely impacting its liquidity; the conversion of the Existing Convertible Notes or the Notes diluting ownership interests of existing holders of the Company’s common stock; the counterparty risk associated with the capped call transactions and the existing option transactions entered into in connection with the Existing Convertible Notes; the financial and market risks related to its international operations and sales; its complex international tax profile; and its ability to realize the full value of its intangible assets;
  legal and compliance risks, such as regulatory issues resulting from product complaints, recalls or regulatory audits; the potential of becoming subject to product liability or intellectual property claims; the Company’s ability to protect its intellectual property and proprietary rights; its ability to comply with customer-driven policies and third-party standards or certification requirements; its ability to obtain and/or retain necessary licenses from third parties for new technologies; its ability and the cost to comply with environmental regulations; legal and regulatory risks from its international operations; the fact that the healthcare industry is highly regulated and subject to various regulatory changes; and its business being indirectly subject to healthcare industry cost containment measures that could result in reduced sales of its products.